Exhibit 10.1

FORM AGREEMENT

NON-QUALIFIED STOCK OPTION GRANT NOTICE
UNDER THE
FRONTDOOR, INC.
2018 OMNIBUS INCENTIVE PLAN

frontdoor, inc., a Delaware corporation (the “Company”), pursuant to its 2018 Omnibus Incentive Plan (the “Plan”), hereby grants to the Associate set forth below the number of Non-Qualified Stock Options (“Options”), set forth below.  The Options are subject to all of the terms and conditions as set forth in this grant notice, in the Option Terms and Conditions (attached hereto) (the “Option T&Cs”), and in the Plan, all of which are incorporated herein in their entirety.  Capitalized terms not otherwise defined herein or in the Option T&Cs shall have the meaning set forth in the Plan.

Associate:###PARTICIPANT_NAME###

Grant Date:  ###GRANT_DATE###

Number of

Options:  ###TOTAL_AWARDS###

Option Price:  ###GRANT_PRICE###

Option Period

Expiration Date:  Ten (10) years from the Grant Date

Vesting:Provided that the Associate has not undergone a Termination of employment at the time of each applicable vesting date (or event), the Options will vest as follows:

•	25% of the Options will vest on the first anniversary of the Grant Date; and
•

6.25% of the Options will vest on the next quarterly anniversary of the date of the Grant Date and on each quarterly anniversary of the Grant Date thereafter (such that in the ordinary course, all of the Options will have vested on the fourth anniversary of the Grant Date);

provided,  however, that in the event that the Associate undergoes a Termination of employment as a result of such Associate’s death or Disability, any unvested Options held by such Associate shall vest as of the date of such Termination.

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FRONTDOOR, INC.

By:
Name:
Title:

2

[Signature Page to Non-Qualified Stock Option Agreement]

THE UNDERSIGNED ASSOCIATE ACKNOWLEDGES RECEIPT OF THIS NON-QUALIFIED STOCK OPTION GRANT NOTICE, THE TERMS AND CONDITIONS AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS NON-QUALIFIED STOCK OPTION GRANT NOTICE, THE TERMS AND CONDITIONS AND THE PLAN.

Associate

________________________________

###PARTICIPANT_NAME###

3

[Signature Page to Non-Qualified Stock Option Agreement]

TERMS AND CONDITIONS
OF
NON-QUALIFIED STOCK OPTIONS
UNDER THE
FRONTDOOR, INC.
2018 OMNIBUS INCENTIVE PLAN

Pursuant to the Non-Qualified Stock Option Grant Notice (the “Grant Notice”) delivered to the Associate (as defined in the Grant Notice), and subject to the terms of these Non-Qualified Stock Option Terms and Conditions (these “Option T&Cs”) and the frontdoor, inc. 2018 Omnibus Incentive Plan (the “Plan”), frontdoor, inc., a Delaware corporation (the “Company”), and the Associate agree as follows.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan or the Grant Notice.

1. Grant of Options.  Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Associate the number of Non-Qualified Stock Options (the “Options”) provided in the Grant Notice (with each Option representing the right to purchase one Share), at an Option Price as provided in the Grant Notice.  The Company may make one or more additional grants of Options to the Associate under these Option T&Cs by providing the Associate with a new Grant Notice, which may also include any terms and conditions differing from these Option T&Cs to the extent provided therein.  The Company reserves all rights with respect to the granting of additional Options and makes no implied promise to grant additional Options.

2. Vesting. Subject to the conditions contained herein and in the Plan, the Options shall vest as provided in the Grant Notice.
3. Treatment of Options Upon Termination.
(a) Unless otherwise (x) determined by the Administrator or (y) set forth in the Grant Notice, upon Termination of employment of the Associate:
(i) all vesting with respect to the Options shall cease (after taking into account any vesting of Options as set forth in the Grant Notice); and
(ii) the unvested Options shall be forfeited to the Company by the Associate as of the date of such Termination for no consideration.
(b) All vested Options held by the Associate following a Termination (other than for Cause) shall remain exercisable as follows:

(i) In the event of a Termination as a result of the Associate’s death or Disability or a retirement from active service on or after the Associate reaching normal retirement age, the vested Options shall remain exercisable until the earlier of (x) the first anniversary of the Associate’s Termination, (y) the tenth anniversary of the Grant Date and (z) the date on which the Options are cancelled pursuant to Section 5(a); and

(ii) In the event of a Termination for any other reason (other than for Cause), the vested Options shall remain exercisable until the earlier of (x) the three-month anniversary of the Associate’s 1

Termination, (y) the tenth anniversary of the Grant Date and (z) the date on which the Options are cancelled pursuant to Section 5(a).

(c) Notwithstanding the foregoing, in the event of an Associate’s Termination for Cause, all Options (whether or not then vested or exercisable) shall be forfeited to the Company by the Associate as of the date of such Termination for no consideration.

4. Manner of Exercise.  Subject to such reasonable administrative regulations as the Administrator may adopt from time to time, the exercise of vested Options by the Associate shall be pursuant to procedures set forth in Section 7.3 of the Plan or established by the Administrator from time to time and shall include the Associate specifying the proposed date on which the Associate desires to exercise a vested Option (the “Exercise Date”), the number of Shares with respect to which the Options are being exercised (the “Exercise Shares”) and the aggregate Option Price for such Exercise Shares (the “Exercise Price”) or such other or different requirements as may be imposed by the Company.  Unless otherwise determined by the Administrator, (a) on or before the Exercise Date, the Associate shall deliver to the Company full payment for the Exercise Shares (i) in cash (through wire transfer only), (ii) by personal, certified, or bank cashier check, (iii) if available, through the use of the method set forth in Section 7.3(c)(iii) of the Plan, or (iv) with the consent of the Administrator, through the use of any of the methods described in Sections 7.3(c)(ii) or (iv) of the Plan, in an amount equal to (x) the Exercise Price plus (y) the minimum amount necessary to satisfy any and all Withholding Taxes arising in connection with the exercise of the Option, unless the Company or any Subsidiary employing the Associate has exercised its right under Section 15.11 of the Plan to withhold Shares issuable upon the exercise of the Option to satisfy such Withholding Taxes (notice of the amount which shall be provided by the Administrator as soon as practicable following receipt by the Administrator of the notice of exercise) and (b) upon receipt of such payment of the Exercise Price and the necessary amounts to satisfy Withholding Taxes, the Company shall register the issuance of the Exercise Shares on its records (or direct such issuance to be registered by the Company’s transfer agent).  The Company may require the Associate to furnish or execute such other documents as the Company shall reasonably deem necessary (i) to evidence such exercise or (ii) to comply with or satisfy the requirements of the Securities Act, applicable state or non-U.S. securities laws or any other law.

5. Effect of a Change in Control.

(a) Unless otherwise (x) determined by the Administrator or (y) set forth in the Grant Notice, no cancellation, acceleration of vesting or other payment shall occur with respect to any Option in connection with a Change in Control occurring prior to the fourth anniversary of the Grant Date, if the Administrator reasonably determines prior to the Change in Control that the Associate shall receive an “Alternative Award” meeting the requirements of the Plan; provided, however, that if within two years following a Change in Control, the Associate’s employment is involuntarily (other than for Cause) terminated or the Associate resigns with Good Reason (as defined below), at a time when any portion of the Alternative Award is unvested, the unvested portion of such Alternative Award shall immediately vest in full and such Associate shall be provided with either cash or marketable stock equal to the fair market value of the stock subject to the Alternative Award on the date of termination (and, in the case of Alternative Awards that are stock options or stock appreciation rights, in excess of the exercise price or base price that the Associate would be required to pay in respect of such Alternative Award).
(b) For purposes hereof, “Good Reason” means, without the Associate’s written consent, the occurrence of any of the following events:

(i) The reduction in any material respect in the Associate’s position(s), authorities or responsibilities that the Associate had with the Company immediately prior to the time of the Change in Control;

(ii) A material reduction in the Associate’s annual rate of base salary, annual target cash bonus opportunity or annual target long-term incentive opportunity, each in effect as of immediately prior to the date of the Change in Control; or

(iii) A material change in the location of the Associate’s location of work which will be at least more than 50 miles from the Associate’s place at work at the Company immediately prior to the date of the Change in Control.

If the Associate determines that Good Reason exists, the Associate must notify the Company in writing, within ninety (90) days following the initial existence of such grounds that the Associate determines constitutes Good Reason, or else such event shall not constitute Good Reason under the terms of the Associate’s employment.  If the Company remedies such event within thirty (30) days following receipt of such notice, the Associate may not terminate employment for Good Reason as a result of such event (the “Cure Period”).  In the event the Company does not timely remedy such event, the Associate must terminate his employment ninety (90) days following the end of the Cure Period.

6. Restriction on Transfer; Non-Transferability of Options.  The Options are not assignable or transferable, in whole or in part, and they may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including, but not limited to, by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Associate upon the Associate’s death or with the Company’s consent.  Except as otherwise provided herein, no assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such attempted assignment or transfer the Options shall terminate and become of no further effect.

7. Tax Withholding. Any applicable tax withholding requirements in connection with the Options shall be satisfied in accordance with Section 15.11 of the Plan.

8. Restrictive Covenant Agreement.  The Associate acknowledges and agrees that as a condition of receipt of the grant of the Options the Associate shall execute and deliver to the Company a Noncompetition, Assignment of Work Product and Confidentiality Agreement (the “Restrictive Covenant Agreement”), in the form attached hereto as Exhibit A, the provisions of which are hereby incorporated by reference.  The Associate acknowledges that the Associate has read and understands such covenants, including, specifically, the scope and duration thereof, and acknowledges and agrees that the terms of such Restrictive Covenant Agreement are in consideration for the Associate’s receipt of the grant of the Options under the Grant Notice, the Associate’s receipt of other benefits provided in Grant Notice, these Option T&Cs, the Plan and elsewhere, and the Associate’s access to Confidential Information (as defined in the Restrictive Covenant Agreement).  The Restrictive Covenant Agreement is in addition to and does not supersede any other agreements between the Associate and the Company and its Subsidiaries prohibiting competition with the Company and its

Subsidiaries.  No provisions in the Plan shall narrow the restrictions of, or terminate, the Restrictive Covenant Agreement and in the event of any inconsistency between the Restrictive Covenant Agreement and the Plan, the Restrictive Covenant Agreement shall govern.  Nothing in the Restrictive Covenant Agreement shall be construed to restrict the right of an attorney to practice law to the extent protected by statute, common law or applicable rules of professional conduct.

9. Miscellaneous.

(a) Incorporation of Forfeiture Provisions.  The Associate acknowledges and agrees that, pursuant to the Plan, he or she shall be subject to the Company’s Clawback Policy and any generally applicable disgorgement or forfeiture provisions set forth in Article XIII of the Plan as of the Grant Date or as required by applicable law after the Grant Date.

(b) Dispute Resolution.  Any dispute or controversy between the Associate and the Company, whether arising out of or relating to these Option T&Cs, the breach of these Option T&Cs, or otherwise, shall be resolved in accordance with the frontdoor We Listen Dispute Resolution Plan then in effect.  Notwithstanding the foregoing, the Associate agrees that the Company may seek a temporary restraining order and/or preliminary injunction in any court of competent jurisdiction, without the posting of a bond, in order to preserve the status quo or to enforce the restrictive covenants contained on the Restrictive Covenant Agreement.

(c) Authorization to Share Personal Data.  The Associate authorizes any Affiliate of the Company that employs the Associate or that otherwise has or lawfully obtains personal data relating to the Associate to divulge or transfer such personal data to the Company or to a third party, in each case in any jurisdiction, if and to the extent appropriate in connection with these Option T&Cs or the administration of the Plan.

(d) No Rights as Stockholder; No Voting Rights.  The Associate shall have no rights as a stockholder of the Company with respect to any Options or Shares covered by the Options until the delivery of the Shares and no adjustment shall be made for dividends or distributions or other rights in respect of such Shares for which the record date is prior to the date upon which the Shares are delivered.

(e) No Right to Continued Employment.  Nothing in these Option T&Cs shall be deemed to confer on the Associate any right to continue in the employ of the Company or any Subsidiary, or to interfere with or limit in any way the right of the Company or any Subsidiary to terminate such employment at any time.

(f) Binding Effect; Benefits.  These Option T&Cs shall be binding upon and inure to the benefit of the parties to these Option T&Cs and their respective successors and assigns.  Nothing in these Option T&Cs, express or implied, is intended or shall be construed to give any person other than the parties to these Option T&Cs or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(g) Waiver; Amendment.

(i) Waiver.  Any party hereto or beneficiary hereof may by written notice to the other party (A) waive compliance with any of the conditions or covenants of the other party contained in these Option T&Cs and (B) waive or modify performance of any of the obligations of the other party under these Terms and Condition.  Except as provided in the preceding sentence, no action taken pursuant to these Option T&Cs, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein.  The waiver by any party hereto or beneficiary hereof of a breach of any provision of these Option T&Cs shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party’s or beneficiary’s rights or privileges hereunder or shall be deemed a waiver of such party’s or beneficiary’s rights to exercise the same at any subsequent time or times hereunder.

(ii) Amendment. These Option T&Cs may not be amended, modified or supplemented orally, but only by a written instrument executed by the Associate and the Company.

(h) Assignability.  Neither these Option T&Cs nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Associate without the prior written consent of the other party.

(i) Applicable Law and Forum.  These Option T&Cs shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.  Subject to the dispute resolution provision contained herein, any judicial action to enforce, interpret or challenge these Option T&Cs shall be brought in the federal or state courts located in the State of Delaware, which shall be the exclusive forum for resolving such disputes.  Both parties irrevocably consent to the personal jurisdiction of such courts for purposes of any such action.

(j) Waiver of Jury Trial.  Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of these Option T&Cs or any transaction contemplated hereby.  Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this section.

(k) Section and Other Headings, etc.  The section and other headings contained in these Option T&Cs are for reference purposes only and shall not affect the meaning or interpretation of these Option T&Cs.

(l) Counterparts.  These Option T&Cs may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.  To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept these Option T&Cs electronically, such acceptance shall constitute the Associate’s signature hereto.

(m) Plan.   The terms and provisions of the Plan are incorporated herein by reference.  In the event of a conflict or inconsistency between the terms and provisions of the Plan or the Grant Notice and the provisions of these Option T&Cs, the Plan or the Grant Notice, as applicable, shall govern and control.

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